UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-22446

CPG

JPMorgan Alternative Strategies Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 4020 South 147th St Omaha Nebraska, 68137

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

CPG JPMorgan Alternative Strategies Fund, LLC

Financial Statements

For the Period from October 1, 2011 (commencement of operations) to March 31, 2012

With Report of Independent Registered Public Accounting Firm

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statement of Changes in Net Assets	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7
Schedule of Portfolio Investments	13
Supplemental Information (Unaudited)	14

Ernst & Young LLP 5Times Square New York, NY 10036 Phone: +1 212 773 0000 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unit holders of

CPG JPMorgan Alternative Strategies Fund, LLC

We have audited the accompanying statement of assets and liabilities of CPG JPMorgan Alternative Strategies Fund, LLC (the “Fund”), including the schedule of portfolio investments, as of March 31, 2012, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period from October 1, 2011 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2012, by correspondence with management of the underlying investment funds. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CPG JPMorgan Alternative Strategies Fund, LLC at March 31, 2012, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period from October 1, 2011 (commencement of operations) to March 31, 2012, in conformity with U.S. generally accepted accounting principles.

May 29, 2012

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Statement of Assets and Liabilities

March 31, 2012

Assets
Investments in Investment Funds, at fair value (cost $24,620,000)	$ 25,867,616
Cash and cash equivalents (cost cash equivalents $742,141)	742,141
Advanced subscriptions in investments in Investment Funds	7,700,000
Due from Adviser	159,462
Prepaid expenses and other assets	76,205
Total Assets	34,545,424

Liabilities
Subscriptions received in advance	7,955,409
Management fee payable	85,254
Accounts payable and other accrued expenses	140,256
Total Liabilities	8,180,919
Net Assets	$ 26,364,505

Composition of net assets
Paid in capital	$ 25,335,063
Accumulated net investment loss	(218,174)
Accumulated net unrealized appreciation from investments in Investment Funds	1,247,616
Net assets at end of period	$ 26,364,505

Units of beneficial interests outstanding	2,082,497

Net asset value per Unit	$ 12.66

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Statement of Operations

For the Period from October 1, 2011 (commencement of operations) to March 31, 2012

Investment Income
Interest	$ 62

Expenses
Professional and administrator fees	211,363
Organizational expenses	172,593
Management fees	146,640
Printing and postage expenses	19,674
Directors' fees	19,500
Custodian fees	10,422
Other expenses	34,318
Total Expenses	614,510
Fees waived by the Adviser (See Note 4)	(396,274)
Net Expenses	218,236

Net Investment Loss	(218,174)

Net unrealized gain from investments
Net unrealized appreciation on investments in Investment Funds	1,247,616
Net unrealized gain from investments	1,247,616
Net increase in net assets resulting from operations	$ 1,029,442

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Statement of Changes in Net Assets

For the Period from October 1, 2011 (commencement of operations) to March 31, 2012

Net assets at beginning of period	$ -

Increase (decrease) in net assets resulting from operations
Net investment loss	(218,174)
Net unrealized appreciation on investments in Investment Funds	1,247,616
Net increase in net assets resulting from operations	1,029,442

Increase in net assets resulting from capital transactions
Proceeds from Units issued (2,082,497 Units issued)	25,335,063
Net increase in net assets from capital transactions	25,335,063

Total net increase in net assets	26,364,505

Net assets at end of period	$ 26,364,505

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Statement of Cash Flows

For the Period from October 1, 2011 (commencement of operations) to March 31, 2012

Cash flows from operating activities
Net increase in net assets resulting from operations	$ 1,029,442
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(24,620,000)
Net unrealized appreciation on investments in Investment Funds	(1,247,616)
Changes in assets and liabilities
(Increase)/Decrease in assets:
Advanced subscriptions in investments in Investment Funds	(7,700,000)
Due from Adviser	(159,462)
Other assets	(76,205)
Increase/(Decrease) in liabilities:
Management fee payable	85,254
Accounts payable and other accrued expenses	140,256
Net cash used in operating activities	(32,548,331)

Cash flows from financing activities
Proceeds from Units issued, including subscriptions received in advance	33,290,472
Net cash provided by financing activities	33,290,472

Net increase in cash	742,141
Cash at beginning of period	-
Cash at end of period	$ 742,141

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Financial Highlights

For the Period from October 1, 2011 (commencement of operations) to March 31, 2012

Per Unit operating performance:
Net asset value, beginning of period		$ 12.00
Activities from investment operations (1):
	Net investment loss	(0.14)
	Net unrealized gain on investments	0.80
Total from investment operations		0.66
Net asset value, end of year/period		$ 12.66

Ratios/Supplemental Data:
	Ratio of total expenses to average net assets (2,3)	6.34%
	Ratio of net expenses to average net assets (3)	2.25%
	Ratio of net investment loss to average net assets (3)	(2.25)%

	Portfolio Turnover Rate (4)	0%

	Total return (4,5)	5.50%

(1)	Per Unit amounts calculated using the average Units method, which management believes more appropriately presents the per Unit data for the period.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(3)	Annualized for periods less than one full year.
(4)	Not annualized.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

See accompanying notes to financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Notes to the Financial Statements

March 31, 2012

1. Organization

CPG JPMorgan Alternative Strategies Fund, LLC (the “Fund”) was organized in the State of Delaware on July 28, 2010 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on October 1, 2011.

The Fund’s investment objective is to seek attractive risk-adjusted returns, with significantly less volatility and correlation to broad market indices than equity investments. The Fund seeks to achieve its investment objective by investing its assets in private alternative investment funds (“Investment Funds”).

The Fund’s Board of Directors (the “Directors”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Fund’s business. The Directors have engaged Central Park Advisers, LLC (the “Adviser”), a Delaware Limited Liability Company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an independent investment advisory firm registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers units of beneficial interest (the “Units”) on a continuous basis. Units may be purchased as of the first business day of each month based upon the Fund’s then current net asset value.

The Fund is organized as a closed-end management investment company. Investors do not have the right to require the Fund to redeem their Units. The Fund may, from time to time, provide liquidity to investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Directors, in their sole discretion. The Adviser anticipates the Fund will offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Adviser expects that, generally, each repurchase offer made during the first three calendar quarters (i.e., quarters ending March 31, June 30 and September 30) will tender up to 20% of the net assets of the Fund. The Adviser also expects that repurchase offers made at December 31 will apply to a number of Units that will be sufficient to satisfy any redeeming Investor’s redemption request. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund intends to adopt a tax year end of September 30. As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax basis distributions, if any, as well as the compositions of net assets on a tax basis will be determined as of September 30, 2012 and reflected in the financial statement footnotes for the fiscal year ended March 31, 2013. As of March 31, 2012, the Fund’s most recent fiscal year end, the Fund had no distributable earnings. And the Fund did not make any distributions.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. Tax year 2012 remains subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Cash & Cash Equivalents: Cash consists of monies held at Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. Cash and cash equivalents consist of monies invested in overnight deposit accounts, which pay money market rates and are accounted for at cost plus accrued interest. The Fund considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents. There are no restrictions on the cash and cash equivalents held by the Fund. As of March 31, 2012, cash equivalents consist of $742,141 investments in money market funds held at Union Bank, N.A.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3. Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

 The three-tier hierarchy of inputs is summarized below:

•

Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•

Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly.  For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within one year from the measurement date.

•

Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments).  For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value.  In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to price transparency, the ability to redeem at NAV at the measurement date (within 1 year) and the existence or absence of certain restrictions at the measurement date.  The Fund has assessed the following factors in determining the fair value hierarchy of its investments in Investment Funds:

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Units before redemption can be granted.  It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon.  Investments in Investment Funds with lock-up periods of one year or less that is publishing NAVs and redeeming unlocked Units at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than one year are classified as Level 3 assets.

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate Unit exceeded 5% of the Fund’s net assets at March 31, 2012.

The following table summarizes the valuation of the Fund’s investments by investment strategy and by the above fair value hierarchy levels as of March 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Investments
Multi-Strategy Investment Funds	$ -	$ 13,517,560	$ 12,350,056	$ 25,867,616
Total Investments	$ -	$ 13,517,560	$ 12,350,056	$ 25,867,616

There were no transfers between Level 1, Level 2 and Level 3 investment in Investment Funds during the current period presented. It is the Fund’s policy to recognize transfers at the end of the reporting period.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Notes to the Financial Statements (continued)

March 31, 2012

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Investment Funds
Purchases of Investment Funds	$ 11,590,000
Net unrealized appreciation	760,056
Balance, March 31, 2012	$ 12,350,056

Net unrealized appreciation on investments in Investment Funds held at March 31, 2012	$ 760,056

The net unrealized appreciation is included in net unrealized appreciation on investments in Investment Funds on the Statement of Operations.

4. Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly net asset value. During the period from October 1, 2011 (commencement of operations) to March 31, 2012, the Adviser earned $146,640 of Management fees which is included in the Statement of Operations, of which $85,254 was payable at March 31, 2012.

Each Independent Director of the Fund receives an annual retainer of $5,000 plus a fee of $500 for each meeting attended and a fee of $250 for each meeting by phone. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the period ended March 31, 2012 were $19,500 which is presented as Directors’ fees in the Statement of Operations, of which $0 was payable at March 31, 2012.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Directors.

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date (October 1, 2011) and ending on the one year anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise to the level of specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.  For the period from October 1, 2011 (commencement of operations) to March 31, 2012, the Adviser has waived $396,274 of expenses incurred by the Fund.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Notes to the Financial Statements (continued)

March 31, 2012

5. Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini”, or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate Northern Lights Compliance Services (“NLCS”) provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund.

Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

Foreside Fund Services, LLC acts as the placement agent for the Fund’s Units on a best efforts basis, subject to various conditions. The Fund also may distribute Units through other brokers or dealers. The Fund will sell Units only to Qualified Investors (as defined in the Fund’s Private Placement Memorandum).

6. Investments in Investment Funds

As of March 31, 2012, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the period ended March 31, 2012 amounted to $24,620,000 and $0, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2011 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2011 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of 1.50% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

7. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of its investment in the Investment Fund.

8. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. New Accounting Pronouncement

In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Notes to the Financial Statements (continued)

March 31, 2012

reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Fund’s financial statements.

10. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events and the Fund admitted 79 new investors with contributions in the amount of $9,710,068 subsequent to the period ended March 31, 2012.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Schedule of Portfolio Investments

March 31, 2012

Investment Fund	Cost	Fair Value	% of Net Assets	Realized and Unrealized Gain from Investments	Initial Acquistion Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Multi-Strategy - 98.1%
Davidson Kempner International, Ltd. (c)	$ 3,140,000	$ 3,270,092	12.40%	$ 130,092	10/1/2011	Quarterly	6/30/2012	$ 3,270,092
Double Black Diamond, Ltd. (c)	1,500,000	1,540,512	5.84%	40,512	1/1/2012	Quarterly	12/31/2012	385,128
Fir Tree Value Fund, L.P. (d)	3,600,000	4,025,029	15.27%	425,029	10/1/2011	Annually	9/30/2012	2,326,965
Gavea Fund (US), L.P. (c)	5,090,000	5,197,603	19.71%	107,603	10/1/2011	Monthly	6/30/2012	5,197,603
Highbridge Capital Corporation (d)	4,840,000	5,086,087	19.29%	246,087	10/1/2011	Quarterly	6/30/2012	840,154
Wexford Offshore Spectrum Fund (d)	3,150,000	3,238,939	12.29%	88,939	10/1/2011	Quarterly	9/30/2012	1,634,845
York Total Return, L.P. (c)	3,300,000	3,509,353	13.31%	209,353	10/1/2011	Quarterly	6/30/2012	3,509,353
TOTAL MULTI-STRATEGY	$ 24,620,000	$ 25,867,616	98.12%	$ 1,247,616

TOTAL INVESTMENTS - 98.1% (Cost - $24,620,000) (e)		$ 25,867,616
OTHER ASSETS LESS LIABILITIES - 1.9%		496,889
NET ASSETS - 100.0%		$ 26,364,505

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed with no restrictions, as of the measurement date.
(c)	Investment Funds categorized as Level 2 investments.
(d)	Investment Funds categorized as Level 3 investments.
(e)	Represents cost for financial reporting and federal tax purposes.

Complete information about the Investment Funds' underlying investments is not readily available.

See accompanying notes to the financial statements.

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

March 31, 2012 (Unaudited)

Disclosure of Portfolio Holdings: The Fund must file a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Three of the Directors are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Directors and brief biographical information regarding each Director is set forth below. The Fund’s private placement memorandum includes information about the Directors.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex

INDEPENDENT DIRECTORS

Joan Shapiro Green (66) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	2	None
Kristen M. Leopold (44) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	2	Blackstone Alternative Alpha Fund
Janet L. Schinderman (60) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	2	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED DIRECTOR

Mitchell A. Tanzman (52) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006;	2	None
OFFICER(S) WHO ARE NOT DIRECTORS

Michael Mascis (44) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Michael J. Wagner (61) 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer	Term - Indefinite Length - Since Inception	President (2006-Present) and Senior Vice President (2004-2006) Northern Lights Compliance Services, LLC (provides CCO services to Mutual Funds); Vice President GemCom LLC (2004 - Present)	N/A	N/A

CPG JPMORGAN ALTERNATIVE STRATEGIES FUND, LLC

CPG JPMorgan Alternative Strategies Fund, LLC (the "Fund") entered into an investment advisory agreement (the "Advisory Agreement") with Central Park Advisers, LLC (the "Adviser"), dated as of September 14, 2010.  The initial term of the Advisory Agreement will expire on October 1, 2013, two years after the Fund commenced investment operations, in accordance with the terms of the Agreement.  The Board of Directors (the "Directors" or "Board") of the Fund, including the Independent Directors, first evaluated the Advisory Agreement at a meeting held on September 14, 2010.  The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement.  The Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition.  Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed.  The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.  In particular, the Directors considered the following:

(i)  The nature, extent and quality of services to be provided by the Adviser:  The Directors reviewed the services that the Adviser would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund.  The Directors also discussed the amount of time that the Adviser would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund.  The Directors also considered the Adviser's investment philosophy and investment process with respect to, and the investment outlook for, the Fund.  Additionally, the Directors considered the services provided by other investment advisers to similar funds.  In addition, the Board considered the education, background and experience of the Adviser's advisory and other personnel proposing to provide services to the Fund, noting particularly that the favorable reputation of the proposed portfolio managers for the Fund would likely have a favorable impact on the success of the Fund.  The Board then considered the administrative services to be provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund.  The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund.  Accordingly, the Directors concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and compared favorably to, and would be consistent with, services provided by other advisers to other funds in both nature and quality, and would be suitable for the Fund.

(ii)  Investment performance of the Fund and the Adviser:  Because the Fund was newly formed, the Directors did not consider the investment performance of the Fund.  Referencing the discussions above, the Board acknowledged, however, that the Adviser and its personnel had the necessary experience and expertise to manage the Fund.

(iii)  Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund:  The Board considered the anticipated cost of the Adviser's services.  As part of its analysis, the Board considered fee and expense estimates compiled by the Adviser.  Referencing the discussions above and the presentation by the Adviser concerning the expense terms associated with comparable funds and the current expense environment for alternative investment funds generally, and taking into consideration the Adviser's potential profitability, the Directors concluded that the profits to be realized by the Adviser under the Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale:  The Directors discussed the fact that the size of the Fund would not initially be large enough to support a request for breakpoints due to economies of scale.

(v)  Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:  The Board reviewed the fee and expense estimates compiled by the Adviser.  The Directors noted that the management fee to be paid under the Advisory Agreement was within the range of those paid by the comparable funds and by other clients of the Adviser.  The Directors also noted that the Fund did not charge an incentive fee.

The Directors determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's-length bargaining, and concluded that the fees were reasonable and appropriate.  The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
	Current Year	Previous Year
(a) Audit Fees	$60,000	$0
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$32,000	$0
(d) All Other Fees	$0	$0

Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors of the Fund indicating how the

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the

12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share equal responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr.Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from

Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2011.

Gregory Brousseau

Registered Investment Companies     Pooled Accounts                                Other Accounts

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
0	N/A	0	N/A	0	N/A

Mitchell A. Tanzman

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
0	N/A	0	N/A	0	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CPG JPMorgan Alternative Strategies Fund, LLC

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     August 26, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     August 26, 2013

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer

Date     August  26, 2013